Exhibit 10.6.2
ASSUMPTION AND REAFFIRMATION OF OBLIGATIONS
     Reference is hereby made to that certain Revolving Credit Agreement dated as of June 16, 2010 among Fortegra Financial Corporation, a Georgia corporation (“Fortegra”), LOTS Intermediate Co., a Delaware corporation (“LOTS”), the Lenders a party thereto and SunTrust Bank, as Administrative Agent, (as amended, restated, amended and restated, supplemented or otherwise modified and in effect on the date hereof, the “Credit Agreement”; capitalized terms used herein and not defined herein have the meanings ascribed to such terms in the Credit Agreement).
     On the date hereof, Fortegra will merge (the “Merger”) with and into Fortegra Financial Corporation, a Delaware corporation (“New Fortegra”), a newly formed and wholly-owned subsidiary of Fortegra, and, upon the completion of the Merger, New Fortegra will be the surviving entity.
Assumption of Obligations
     Effective as of the date hereof, New Fortegra hereby:
     (i) becomes a party to the Credit Agreement as a Borrower thereunder, with the same force and effect as if originally named as a Borrower therein;
     (ii) becomes a party to the other Loan Documents (including, without limitation, the Security Agreement and the Pledge Agreement) to which Fortegra is a party as of the date hereof, with the same force and effect as if originally a party thereto;
     (iii) pledges, assigns, hypothecates, sets over and conveys unto the Administrative Agent for the benefit of the Secured Creditors (as such term is defined in the Security Agreement), and does hereby grant to the Administrative Agent for the benefit of the Secured Creditors, a first priority continuing security interest in all of its right, title and interest in, to and under all of the Collateral (as such term is defined in the Security Agreement) whether now existing or hereafter from time to time acquired;
     (iv) pledges and charges to the Administrative Agent, and grants to the Administrative Agent for its benefit and for the benefit of the Secured Parties (as such term is defined in the Pledge Agreement), a first priority security interest in all the Pledged Collateral (as such term is defined in the Pledge Agreement); and
     (v) without limiting the generality of the foregoing, irrevocably and unconditionally assumes all of Fortegra’s obligations under the Credit Agreement and the other Loan Documents, including, but not limited to, the Obligations.

Reaffirmation of Obligations
     Each of the undersigned Loan Parties hereby: (i) agrees that the consummation of the Merger shall not in any way affect the validity and/or enforceability of any Loan Document, or reduce, impair or discharge the obligations of such Person thereunder; (ii) reaffirms its continuing obligations owing to the Administrative Agent and the Lenders under each of the other Loan Documents (including, without limitation, the Security Agreement and the Subsidiary Guaranty Agreement) to which such Person is a party; and (iii) confirms that the liens and security interests created by the Loan Documents continue to secure the Obligations.
General
     Each of the undersigned Loan Parties hereby represents and warrants to the Administrative Agent and the Lenders that: (a) the execution and delivery by such Persons of this Assumption and Reaffirmation of Obligations is within the power (corporate or otherwise) and authority of such Persons, has been duly authorized and approved by all requisite action on the part of such Persons, and does not and will not contravene, breach or conflict with any provision of applicable law or any of the charter or other organic documents of such Persons, or any Material Agreement binding on such Persons; (b) this Assumption and Reaffirmation of Obligations has been duly executed by such Persons; and (c) the Loan Documents remain in full force and effect and constitute the legal, valid and binding obligations of such Persons, enforceable in accordance with their terms, except as limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting generally the enforcement of creditor’s rights.
     This Assumption and Reaffirmation of Obligations shall be construed in accordance with and be governed by the law of the State of New York.
[Signature Page Follows]

     IN WITNESS WHEREOF, each of the undersigned has duly executed and delivered this Assumption and Reaffirmation of Obligations as of November 23, 2010.

NEW FORTEGRA: FORTEGRA FINANCIAL CORPORATION, a Delaware corporation
By:	/s/ Michael Vrban
	Name:	Michael Vrban
Its: Executive Vice President, Acting Chief Financial Officer and Treasurer

LOAN PARTIES: LOTS INTERMEDIATE CO., a Delaware corporation
By:	/s/ Michael Vrban
	Name:	Michael Vrban
Its: Executive Vice President, Acting Chief Financial Officer and Treasurer

BLISS AND GLENNON, INC., a California corporation LOTSSOLUTIONS, INC., a Georgia corporation
By:	/s/ Michael Vrban
	Name:	Michael Vrban
Its: Treasurer

[Signature Page To Assumption and Reaffirmation of Obligations]

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